GOODWILL	12 Months Ended
Dec. 31, 2011
GOODWILL [Abstract]
GOODWILL
NOTE 9:-	GOODWILL

Goodwill attributed to operating reporting units for the years ended December 31, 2011 and 2010 is as follows:

	RFID and Mobile Solutions	Supply Chain Solutions	Total

Balance as of January 1, 2010	$4,172	$-	$4,172

Foreign currency translation adjustments	266	-	266

Balance as of December 31, 2010	4,438	-	4,438

Foreign currency translation adjustments	(316)	-	(316)

Balance as of December 31, 2011	$4,122	$-	$4,122

In accordance with ASC 320, Goodwill and Other Intangible Assets, goodwill is not amortized, but instead is reviewed and tested for impairment at least annually and whenever events or circumstances occur which indicate that goodwill might be impaired (see Note 2i). Impairment of goodwill is tested at the Company's reporting unit level by comparing the carrying amount, including goodwill, to the fair value. In performing the analysis, the Company uses the best information available, including reasonable and supportable assumptions and projections and expert opinion. If the carrying amount of the Company exceeds its implied fair value, goodwill is considered impaired and a second step is performed to measure the amount of impairment loss, if any.

The Company performed an annual impairment test on December 31, 2011 and no impairment loses were recorded.

During the second quarter of 2009, the Company performed an impairment test as a result of the overall global economic conditions and determined that goodwill related to the Supply Chain Solutions reporting unit, in the amount of $383, was fully impaired.

The annual goodwill impairment tests for the RFID and Mobile solutions segment performed on December 31, 2009 and December 31, 2010 did not result in any impairment charges.